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                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 3, 1998, except for paragraph 1 of Note 13, as to which the date is May 26, 2000 in Amendment No. 7 to the Registration Statement (No. 333-33024) and related Prospectus of Capstone Turbine Corporation.




                                     /s/ ERNST & YOUNG LLP
                                     ---------------------


Woodland Hills, California
June 28, 2000